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                                                           EXHIBIT 32(a)

          Certification of Chief Executive Officer Pursuant to
                         18 U.S.C. Section 1350
  As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, John C. Hunter III, Chief Executive Officer of Solutia Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

    (1) the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 15, 2004

                                             /s/  JOHN C. HUNTER III
                                         -------------------------------
                                               John C. Hunter III
                                             Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Solutia Inc. and will be retained by Solutia Inc. and furnished to the Securities and Exchange Commission or its staff upon request.